UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2026

All In FutureTech Alliance, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38226	82-1659427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Fifth Avenue, Suite 500

New York, New York 10151

(Address of principal executive offices, including zip code)

(646) 768-4240

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AIFA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 1, 2026, All In FutureTech Alliance, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on one proposal and cast their votes as set forth below.

The stockholders voted to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at a ratio in the range of 1-for-2 to 1-for-25, with such ratio to be determined in the discretion of the Board of Directors of the Company (the “Board”) and with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (the “Reverse Stock Split Proposal”). The results of the vote taken were as follows:

Reverse Stock Split Proposal:

For	Against	Abstain	Broker Non-Vote
21,232,142	134,949	12	N/A

Item 8.01 Other Events.

Following stockholder approval of the Reverse Stock Split Proposal at the Special Meeting, the Board approved the implementation of a reverse stock split of the Common Stock at a ratio of 1-for-6 to be effected by filing a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware on or about June 11, 2026. The Company expects that the Common Stock will start trading on a split-adjusted basis on June 12, 2026.

On June 5, 2026, the Company issued a press release announcing the voting results of the Special Meeting and the Board’s approval of the reverse stock split at a ratio of 1-for-6. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 5, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALL IN FUTURETECH ALLIANCE, INC.

Date: June 5, 2026	By:	/s/ Roy Anderson
Roy Anderson
Chief Financial Officer